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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------
                                PSI Energy, Inc.
               (Exact name of obligor as specified in its charter)

           Indiana                                            35-0594457
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)



         1000 East Main Street
          Plainfield, Indiana                                 46168
(Address of principal executive offices)                   (Zip Code)

                             -----------------------
                     First Mortgage Bonds Series EEE, 6.65%,
                                due June 15, 2006
                       (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  1.       Comptroller of the Currency, Washington D.C.

                  2.       Federal Deposit Insurance Corporation, Washington,
                           D.C.

                  3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable














*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.


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ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  5.       Not applicable.

                  6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.       Not applicable.

                  9.       Not applicable.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 4th day of October, 2001.

                              LASALLE BANK NATIONAL ASSOCIATION


                                    By: /s/ John W. Porter
                                        -------------------------
                                        John W. Porter
                                        Vice President


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

LaSalle Bank N.A.                       Call Date:                   3/31/2001          ST-BK:  17-1520           FFIEC         031
135 South LaSalle Street                                                                                           Page     RC-1
Chicago, IL  60603                      Vendor ID: D                                    CERT:  15407                 11

Transit Number:  71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR JUNE 30 , 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
ASSETS
    1. Cash and balances due from depository                                             RCFD
       institutions (from Schedule RC-A):                                                ----
       a. Noninterest-bearing balances and
          currency and coin (1)                                                           0081        1,201,388   1.a
       b. Interest-bearing balances (2)                                                   0071          128,725   1.b
    2. Securities:
       a. Held-to-maturity securities (from
          Schedule RC-B, column A)                                                        1754          614,376   2.a
       b. Available-for-sale securities (from
          Schedule RC-B, column D)                                                        1773       14,978,795   2.b
    3. Federal funds sold and securities purchased
       under agreements to resell                                                         1350          507,375   3.
    4. Loans and lease financing receivables:
       a. Loans and leases held for sale                                                  5369          323,201   4.a

       b. Loans and leases, net of unearned income
          (from Schedule RC-C)                                    2122     31,044,135                             4.b
       c. LESS: Allowance for loan and lease losses               3128        438,702                             4.c
       d. Loans and leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c)                             2125       30,605,433   4.d
    5. Trading assets (from Schedule RC-D)                                                3545          479,858   5.
    6. Premises and fixed assets (including capitalized leases)                           2145          269,487   6.
    7. Other real estate owned (from Schedule RC-M)                                       2150            9,857   7.
    8. Investments in unconsolidated subsidiaries and
       associated companies (from Schedule RC-M)                                          2130                0   8.
    9. Customers' liability to this bank on acceptances
       outstanding                                                                        2155           10,596   9.
   10. Intangible assets (from Schedule RC-M)
       a. Goodwill                                                                        3163          189,279   10.a
       b. Other Intangible assets                                                         0426          365,182   10.b
   11. Other assets (from Schedule RC-F)                                                  2160        2,162,574   11.
   12. Total assets (sum of items 1 through 11)                                           2170       51,846,126   12.    51,846,126

-------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


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

LaSalle Bank N.A.                       Call Date:                   3/31/2001          ST-BK:  17-1520           FFIEC         031
135 South LaSalle Street                                                                                           Page     RC-1
Chicago, IL  60603                      Vendor ID: D                                    CERT:  15407                 12

Transit Number:  71000505

SCHEDULE RC - CONTINUED


                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   13. Deposits:
                                                                                     RCON
       a. In domestic offices (sum of totals of                                      ----
          columns A and C from Schedule RC-E, part I)                                2200           25,008,544   13.a
                                                            RCON
                                                            ----
          (1) Noninterest-bearing (1)                       6631     3,631,884                                   13.a.1
          (2) Interest-bearing                              6636    21,376,660                                   13.a.2  25,008,544
                                                                                     RCFN
       b. In foreign offices, Edge and Agreement                                     ----
          subsidiaries, and IBFs (from
          Schedule RC-E, part II)                                                    2200            4,456,041   13.b
                                                            RCFN
                                                            ----
          (1) Noninterest-bearing                           6631             0                                   13.b.1
          (2) Interest-bearing                              6636     4,456,041                                   13.b.2
                                                                                     RCFD
   14. Federal funds purchased and securities                                        ----
       sold under agreements to repurchase                                           2800            5,137,352   14.
   15. (from Schedule RC-D)                                                          3548              216,762   15

   16. Other borrowed money (includes mortgage
       indebtedness and obligations under                                            3190           11,266,057   16
       capitalized leases): From schedule RC-M

   17. Not applicable.
   18. Bank's liability on acceptances executed
       and outstanding                                                               2920               10,596   18.
   19. Subordinated notes and debentures (2)                                         3200              861,000   19.
   20. Other liabilities (from Schedule RC-G)                                        2930            1,353,493   20.
   21. Total liabilities (sum of items 13 through 20)                                2948           48,309,845   21.     48,309,845
   22. Minority Interest in consolidated subsidiaries                                3000                    0   22.

EQUITY CAPITAL
                                                                                     RCFD
                                                                                     ----
   23. Perpetual preferred stock and related surplus                                 3838              135,410   23.
   24. Common stock                                                                  3230               41,234   24.
   25. Surplus (exclude all surplus related to
       preferred stock)                                                              3839            1,903,169   25.
   26. a.Retained Earnings                                                           3632            1,454,514   26.a
       b. Accumulated Other Comprehensive income.(3)                                 B530                1,954   26.b
   27. Other Equity capital components (4)                                           3284                    0   27.
   28. Total equity capital (sum of items 23 through 27)                             3210            3,536,281   28.      3,536,281
   29. Total liabilities, minority interest, and equity
       capital (sum of items 21, 22, and 28)                                         3300           51,846,126   29.


MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
    1. Indicate in the box at the right the number of the statement below that best describes             RCFD        Number
       the most comprehensive level of auditing work performed for the bank by independent                ----        ------
       external auditors as of any date during 1999                                                       6724          N/A     M.1

1 =    Independent audit of the bank conducted in accordance                    4 = Directors' examination of the bank conducted in
       with generally accepted auditing standards by a certified                    accordance with generally accepted auditing
                                                                                    standards by a certified accounting firm.
       public accounting firm which submits a report on the bank                    (may be required by state chartering
2 =    Independent audit of the bank's parent holding company                       authority)
       conducted in accordance with generally accepted auditing                 5 = Directors' examination of the bank performed by
       standards by a certified public accounting firm which                        other external auditors (may be required by
       submits a report on the consolidated holding company (but                    state chartering authority)
       not on the bank separately)                                              6 = Review of the bank's financial statements by
3 =    Attestation on bank managements assertion on the effectiveness               external auditors
       of the banks internal control over financial reporting by a              7 = Compilation of the bank's financial statements
       certified public accounting firm with generally accepted                     by external auditors
       auditing standards by a certified public accounting firm                 8 = Other audit procedures (excluding tax
                                                                                    preparation work)
                                                                                9 = No external audit work

-------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership plan shares.